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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 31, 1999




                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)




      NORTH CAROLINA                   340-13086               56-1382275
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
      of incorporation)                                  Identification Number)




             202 SOUTH MAIN STREET, REIDSVILLE, NORTH CAROLINA 27320
                    (Address of principal executive offices)



                                 (336) 342-3346
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 31, 1999, FNB Financial Services Corporation (the "Registrant") acquired Black Diamond Savings Bank, F.S.B. ("Black Diamond") in a transaction structured as a merger. The Registrant issued 1,113,397 shares of its Common Stock to the former Black Diamond shareholders in a transaction accounted for as a pooling of interests. Black Diamond's shareholders received
1.3333 shares of the Registrant's Common Stock for each share of Black Diamond Common Stock they owned. Additional information regarding this transaction is provided in the Registrant's Registration Statement on Form S-4 (File No. 333-82873) filed with the Securities and Exchange Commission on July 14, 1999 (the "Registration Statement").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The Statements of Financial Condition of Black Diamond as of December 31, 1998 and 1997, the Statements of Income and Comprehensive Income for the years ended December 31, 1998 and 1997 of Black Diamond, the Statements of Stockholders' Equity for the years ended December 31, 1998 and 1997 of Black Diamond, the Statements of Cash Flows for the years ended December 31, 1998 and 1997 of Black Diamond, and the Notes to Financial Statements thereto, were previously filed, within the meaning of Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended, in the Registrant's Registration Statement. Financial statements as of June 30, 1999 and the six months then ended will be provided within 75 days from the date of this report.

         (b)      Pro Forma Financial Information.

                  The pro forma combined condensed balance sheets of the Registrant and Black Diamond as of June 30, 1999 and the unaudited pro forma combined condensed statements of income for the periods ended June 30, 1999 and 1998 will be provided by amendment within 75 days from the date of this report.

         (c)      Exhibits.

         Exhibit Number                 Description of Exhibit
         --------------                 ----------------------

         2.01(1)                        Agreement and Plan of
                                        Reorganization and Merger, dated
                                        May 28, 1999, by and among the
                                        Registrant, FNB Acquisition Sub,
                                        F.S.B., and Black Diamond

         99.01                          Press Release, dated September 1, 1999
         ---------
         (1) Appendix A to the Registration Statement and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FNB FINANCIAL SERVICES CORPORATION



                                    By: /s/  Robert F. Albright
                                        ----------------------------------------
Dated:  September 10, 1999                   Robert F. Albright
                                             Executive Vice President and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number                Description of Exhibit
--------------                ----------------------
2.01(1)                       Agreement and Plan of Reorganization and Merger,
                              dated May 28, 1999, by and among the Registrant, FNB Acquisition Sub, F.S.B., and Black Diamond

99.01                         Press Release, dated September 1, 1999
---------
(1) Appendix A to the Registration Statement and incorporated herein by reference.